UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 15, 2018

Function(x) Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware
0-13803
33-0637631
(State or other jurisdiction of incorporation)
(Commission File Number)
(I.R.S. Employer Identification Number)

45 West 89th Street, #4A
New York, New York
(Address of principal executive offices)


10024
(Zip Code)

(914) 925-0001
(Registrant's Telephone Number, including Area Code)


 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12).

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


Item 8.01. Other Events.

On June 15, 2018, Function(x) Inc. (the "Company") implemented a furlough of all of its remaining employees. The Company made the decision to furlough the employees as it does not have sufficient available funds to continue their employment at this time.

The Company is considering whether it will offer any or all of the furloughed employees re-employment. The Company cannot assume that any or all of the furloughed employees will accept re-employment if it is offered. Any such decision by the Company will depend, in part, on whether adequate funding can be obtained, and there is no such assurance that may happen.

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FUNCTION(X) INC.

By:	/s/ Frank E. Barnes III

Name:	Frank E. Barnes III
Title: 	Chief Executive Officer

       DATE: June 19, 2018